UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 9, 2007 (October 3, 2007)

Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.

(Exact name of registrant as specified in charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-267 (Commission File Number)	13-5531602 (IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania (Address of principal executive of offices)	15601-1689 (Zip code)

Registrant's telephone number, including area code: (724) 837-3000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Allegheny Energy, Inc. (“Allegheny”) has completed a process it undertook to consider the selection of Allegheny’s independent registered public accounting firm for 2008. This process included consideration of audit firms in addition to PricewaterhouseCoopers LLP (“PwC”), which is the firm that the Audit Committee engaged to act as Allegheny’s independent registered public accounting firm for 2007.

(a) Outgoing independent registered public accounting firm.

On October 3, 2007, the Audit Committee of the Board of Directors of Allegheny dismissed PwC as the Company’s independent registered public accounting firm. PwC’s dismissal will become final once PwC completes its procedures regarding the Company’s audited financial statements for the year ending December 31, 2007 and the Annual Report on Form 10-K in which such financial statements will be included.

During the years ended December 31, 2006 and 2005, and through October 3, 2007, there were no (a) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter thereof in connection with its reports on the financial statements of Allegheny for such years, or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

Allegheny has provided PwC with a copy of the foregoing disclosures and requested from PwC a letter indicating whether or not it agrees with such disclosures. A copy of PwC’s letter, dated October 8, 2007, is attached hereto as Exhibit 16.1.

The reports of PwC on Allegheny’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(b)  Incoming independent registered public accounting firm.

Also on October 3, 2007, upon completion of a selection process, the Audit Committee of Allegheny selected Deloitte & Touche LLP ("Deloitte") to be the independent registered public accounting firm for Allegheny as of and for the year ending December 31, 2008.

During the years ended December 31, 2006 and 2005 and through October 3, 2007, Allegheny did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	16.1	Letter from PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.
Dated: October 9, 2007	By:	/s/ Philip L. Goulding
	Name:	Philip L. Goulding
	Title:	Senior Vice President and Chief Financial Office

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP